UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported):     March 17, 2005
  ------------------------------------------------      --------------


                                SCAN-OPTICS, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  000-05265              06-0851857
  ---------------------------    -------------------     ----------------
 (State or other jurisdiction       (Commission          (I.R.S. Employer
       of incorporation)            File Number)         Identification No.)

          169 Progress Drive, Manchester, CT                06040
          ----------------------------------                -----
       (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (860) 645-7878
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) James C. Mavel resigned as a director and Chairman of the board of directors of Scan-Optics, Inc., by a letter dated March 14, 2005 delivered to the company on March 17, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SCAN-OPTICS, INC.




                                          By:
                                                  -------------------------
                                          Name:   Peter H. Stelling
                                          Title:  Chief Financial Officer,
                                                  Vice President and
                                                    Treasurer



Date:  March 18, 2005